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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): October 6, 1998


                          ADVANCED MICRO DEVICES, INC.
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             (Exact name of registrant as specified in its charter)

         DELAWARE                      1-7882                 94-1692300
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(State or other jurisdiction         (Commission           (I.R.S. Employer
      of incorporation)              File Number)          Identification No.)


     One AMD Place,
     P.O. Box 3453
     Sunnyvale, California                                   94088-3453
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(address of principal executive offices)                     (Zip Code)


Registrant's telephone number,
 including area code:                                        (408) 732-2400
                                                              -------------
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Item 5.  Other Events.
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     On October 6, 1998, Advanced Micro Devices, Inc. reported record sales of
$685,927,000 during its third quarter, ended September 27, 1998, which resulted in net income of $1,006,000, or $.01 per share. The full text of the press release is set forth in Exhibit 99 attached hereto and is incorporated in this report as if fully set forth herein.


Item 7.  Financial Statements and Exhibits.
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(c)  Exhibits:

     99  Press release dated October 6, 1998
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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ADVANCED MICRO DEVICES, INC.
                                                  (Registrant)


                                                 /s/ Fran Barton
Date:  October 21, 1998                      By: _____________________________
                                                    Fran Barton
                                                    Senior Vice President,
                                                    Chief Financial
                                                    Officer
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                                 Exhibit Index
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Exhibit Number   Exhibit
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     99          Press release dated October 6, 1998